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                                                                    EXHIBIT 23.6

                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 (No. 333-        ) of our report dated April 23, 1999
relating to the financial statements of Alexa Internet, appearing in the Current Report on Form 8-K of Amazon.com, Inc. filed May 12, 1999.

PricewaterhouseCoopers LLP
San Francisco, California
June 7, 1999